TrueShares Active Yield ETF

(Ticker Symbol: ERNZ)

A series of

Elevation Series Trust

March 6, 2026

Supplement to the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”),

dated June 11, 2025

The Board of Trustees of Elevation Series Trust (the “Board”) has concluded that it is in the best interests of TrueShares Active Yield ETF (the “Fund”) and its shareholders that the Fund be liquidated. The Board has determined to liquidate the Fund with the liquidation payment to shareholders expected to take place on or about March 31, 2026 (“Liquidation Date”). After the close of business on March 24, 2026, the Fund will no longer accept creation orders. The last day of trading in the Fund on the NASDAQ Stock Market, LLC (the “Exchange”) will be March 24, 2026. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their shares of the Fund on the Exchange until market close on March 24, 2026, and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on the Exchange after market close on March 24, 2026, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on March 24, 2026, will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about the Liquidation Date.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. You may wish to consult your tax advisor about your particular situation.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at 877-774-TRUE (8783).

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You should read this Supplement, in conjunction with the Prospectus, Summary Prospectus and SAI, dated June 11, 2025, as each may be amended from time to time, because they provide information you should know about the Fund before investing in it. These documents are available upon request and without charge by calling the Fund at 877-774-TRUE (8783).

PLEASE RETAIN THIS SUPPLEMENT FOR FURTHER REFERENCE